[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

The Investment
Company of America-Registered Trademark-

Annual meeting of shareholders

IMPORTANT NOTICE

The annual meeting of shareholders of The Investment Company of America will take place on August 8, 2002.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid for by the fund and its shareholders -- and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.

IMPORTANT VOTING INFORMATION INSIDE

The Investment Company of America

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AUGUST 8, 2002

TO THE SHAREHOLDERS OF THE INVESTMENT COMPANY OF AMERICA:

The annual meeting of shareholders of The Investment Company of America (the "fund") will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday, August 8, 2002 at 9:15 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

1. The election of a Board of 15 Directors.

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent public accountant for the fund for the fiscal year ending December 31, 2002.

The Board of Directors has fixed the close of business on June 10, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 17, 2002

IMPORTANT
You can help the fund avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card so that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet please follow the instructions that appear on the enclosed insert.

The Investment Company of America
333 South Hope Street, Los Angeles, California 90071

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
AUGUST 8, 2002

The enclosed proxy is solicited by the Board of Directors of the fund in connection with the annual meeting of shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday, August 8, 2002, at 9:15 a.m., local time.

If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card without otherwise completing it, your shares will be voted for the directors nominated and in favor of the other proposal. You can revoke a proxy vote before its exercise, either by filing with the fund a written notification of revocation, or by delivering a duly executed proxy card bearing a later date, or by attending the meeting and voting in person. Abstentions and broker "non-votes" (I.E. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining a quorum, but will have no effect on Proposal 1 and will not count toward the approval of Proposal 2. This Proxy Statement and proxy card was first mailed to shareholders on or about June 17, 2002.

The fund is a fully managed, diversified, open-end investment company that issues several different classes of shares. Each share class represents an interest in the same investment portfolio of securities, but each class has its own sales charge and expense structure (please refer to the fund's prospectus for more information). Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting. At the close of business on June 10, 2002, the record date fixed by the Board of Directors for determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the various classes of shares:


CLASS          SHARES OUTSTANDING           CLASS          SHARES OUTSTANDING
--------------------------------------------------------------------------------------
A                            1,972,125,854  529-E                               70,108
--------------------------------------------------------------------------------------
B                               65,878,249  529-F                                    0
--------------------------------------------------------------------------------------
C                               32,663,151  R-1                                    791
--------------------------------------------------------------------------------------
F                               12,108,818  R-2                                  7,223
--------------------------------------------------------------------------------------
529-A                            2,804,593  R-3                                      9
--------------------------------------------------------------------------------------
529-B                              690,573  R-4                                  6,113
--------------------------------------------------------------------------------------
529-C                              816,975  R-5                              1,200,039
--------------------------------------------------------------------------------------

                                             The Investment Company of America 1

The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares. No person owned of record or was known by the fund to own beneficially 5% or more of the outstanding shares of the fund.

With respect to the election of directors (Proposal 1), the 15 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of a majority of all shares present in person or represented by proxy.

If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

Fifteen directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. Each of the nominees for director except Leonard R. Fuller and Paul G. Haaga, Jr. were elected by shareholders at their last Annual Meeting on October 11, 2001. Malcolm R. Currie, a director since 1992, and Jon B. Lovelace, Jr., a director since 1959, are retiring from the Board. Mr. Lovelace, who has served as an officer of the fund since 1953 and as Chairman of the Board since 1970, was elected Chairman Emeritus effective May 15, 2002.

Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

2 The Investment Company of America

                               BOARD OF DIRECTORS


                                                                          NUMBER OF BOARDS
                           YEAR FIRST                                     WITHIN FUND
                 POSITION  ELECTED A                                      COMPLEX(1)
                   WITH    DIRECTOR OF      PRINCIPAL OCCUPATION(S)        ON WHICH                  OTHER DIRECTORSHIPS(2)
NAME AND AGE     THE FUND  THE FUND           DURING PAST 5 YEARS         DIRECTOR SERVES               HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED"
DIRECTORS
Louise H.        Director     1999      Executive Vice President,                   1           None
Bryson                                  Distribution and Business
57                                      Development, Lifetime
                                        Television; Director and former
                                        Chairman, KCET - Los Angeles
                                        (public television station);
                                        former Senior Vice President, fx
                                        Networks, Inc.: Fox Inc.
--------------------------------------------------------------------------------------------------------------------------------
Mary Anne Dolan  Director     2000      Founder and President, M.A.D.,              3           None
54                                      Inc. (communications company);
                                        former Editor-in-Chief Los
                                        Angeles Herald Examiner
--------------------------------------------------------------------------------------------------------------------------------
Martin Fenton    Director     2000      Managing Director, Senior                  16           None
66                                      Resource Group, LLC (development
                                        and management of senior living
                                        communities)
--------------------------------------------------------------------------------------------------------------------------------
Leonard R.       Director    --         President and CEO, Fuller                  13           None
Fuller           Nominee                Consulting, Inc. (financial
55                                      management consulting firm)
--------------------------------------------------------------------------------------------------------------------------------
Claudio X.       Director     2001      Chairman and CEO, Kimberly Clark            2           America Movil, SA; Grupo Carso;
Gonzalez                                de Mexico, SA                                           Grupo Alfa; Kimberly Clark
Laporte                                                                                         Corp.; Kellogg Company; General
67                                                                                              Electric Company; The Home
                                                                                                Depot; The Mexico Fund
--------------------------------------------------------------------------------------------------------------------------------
John G.          Director     1976      IBJ Professor of Finance,                   8           Plum Creek Timber Co.;
McDonald                                Graduate School of Business,                            Scholastic Corporation; iStar
64                                      Stanford University                                     Financial, Inc.; Varian, Inc.;
                                                                                                Capstone Turbine Corp.
--------------------------------------------------------------------------------------------------------------------------------

                                             The Investment Company of America 3

                               BOARD OF DIRECTORS


                                                                          NUMBER OF BOARDS
                           YEAR FIRST                                     WITHIN FUND
                 POSITION  ELECTED A                                      COMPLEX(1)
                   WITH    DIRECTOR OF      PRINCIPAL OCCUPATION(S)        ON WHICH                  OTHER DIRECTORSHIPS(2)
NAME AND AGE     THE FUND  THE FUND           DURING PAST 5 YEARS         DIRECTOR SERVES               HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Bailey           Director     1993      Senior Associate, Reuters                   3           None
Morris-Eck                              Foundation; Senior Fellow,
57                                      Institute for International
                                        Economics; Consultant, The
                                        Independent of London
--------------------------------------------------------------------------------------------------------------------------------
Richard G.       Director     1996      Chairman and CEO, AECOM                    13           Southwest Water Company
Newman                                  Technology Corporation
67                                      (engineering, consulting and
                                        professional services)
--------------------------------------------------------------------------------------------------------------------------------
Olin C. Robison  Director     1987      President of the Salzburg                   3           None
65                                      Seminar; President Emeritus,
                                        Middlebury College
--------------------------------------------------------------------------------------------------------------------------------
William J.       Director     1997      Chairman and CEO, SEMATECH                  1           None
Spencer                                 (research and development
71                                      consortium); Trustee, William
                                        Jewell College; Associated
                                        Universities, Inc.
--------------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(3)
Paul G. Haaga,   Director    --         Executive Vice President and               16           None
Jr.              Nominee                Director, Capital Research and
53                                      Management Company; Director,
                                        American Funds
                                        Distributors, Inc.(4) Director,
                                        The Capital Group Companies,
                                        Inc.(4)
--------------------------------------------------------------------------------------------------------------------------------
James B.          Senior      2000      Senior Vice President and                   2           None
Lovelace           Vice                 Director, Capital Research and
46               President              Management Company
                   and
                 Director
--------------------------------------------------------------------------------------------------------------------------------

4 The Investment Company of America

                               BOARD OF DIRECTORS


                                                                          NUMBER OF BOARDS
                           YEAR FIRST                                     WITHIN FUND
                 POSITION  ELECTED A                                      COMPLEX(1)
                   WITH    DIRECTOR OF      PRINCIPAL OCCUPATION(S)        ON WHICH                  OTHER DIRECTORSHIPS(2)
NAME AND AGE     THE FUND  THE FUND           DURING PAST 5 YEARS         DIRECTOR SERVES               HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Donald D.         Senior      2001      Senior Vice President, Capital              2           None
O'Neal             Vice                 Research and Management Company
41               President
                   and
                 Director
--------------------------------------------------------------------------------------------------------------------------------
James F.         President    2000      President and Director, Capital             4           None
Rothenberg         and                  Research and Management Company;
55               Director               Director, American Funds
                                        Distributors, Inc.(4) Director,
                                        American Funds Service
                                        Company(4) Director, The Capital
                                        Group Companies, Inc.(4)
                                        Director, Capital Guardian Trust
                                        Company(4) Director, Capital
                                        Group Research, Inc.(4)
                                        Director, Capital Management
                                        Services, Inc.(4)
--------------------------------------------------------------------------------------------------------------------------------
R. Michael       Chairman     1998      Chairman of the Board and PEO,              2           None
Shanahan          of the                Capital Research and Management
63                Board                 Company; Director, American
                                        Funds Distributors, Inc.(4)
                                        Director, The Capital Group
                                        Companies, Inc.(4) Chairman,
                                        Capital Management Services,
                                        Inc.(4)
--------------------------------------------------------------------------------------------------------------------------------

(1) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(2) These include all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(3) "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the Fund's principal underwriter).
(4)  Company affiliated with Capital Research and Management Company.

                                             The Investment Company of America 5

                        COMPENSATION AND FUND OWNERSHIP


                                                      AGGREGATE COMPENSATION
                                                          (INCLUDING
                                                      VOLUNTARILY DEFERRED
                                                       COMPENSATION(2))
                                                      FROM ALL FUNDS MANAGED BY
                      AGGREGATE COMPENSATION(1)            CAPITAL
                      (INCLUDING VOLUNTARILY          RESEARCH AND MANAGEMENT                             AGGREGATE DOLLAR RANGE(4)
                           DEFERRED                        COMPANY                     DOLLAR RANGE(4)     OF SHARES OWNED IN ALL
                      COMPENSATION(2)) FROM THE       OR ITS AFFILIATES(3) DURING       OF FUND SHARES    FUNDS WITHIN THE AMERICAN
                      FUND DURING FISCAL YEAR ENDED         FISCAL                       OWNED AS OF          FUNDS OVERSEEN BY
NAME                  DECEMBER 31, 2001               YEAR ENDED DECEMBER 31, 2001      JUNE 10, 2002             DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED"
DIRECTORS
Louise H. Bryson                 $61,000(5)                      $61,000(5)           $10,001 - $50,000       $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------
Mary Anne Dolan                   61,000                          99,500                Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Martin Fenton                     59,000                         183,600              $50,001 - $100,000        Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Leonard R. Fuller
(nominee)                           None(6)                       79,100(5)           $10,001 - $50,000      $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Claudio X. Gonzalez
Laporte                           14,500(5,6)                     24,500(5)           $50,001 - $100,000     $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------------------
John G. McDonald                  80,000(5)                      256,500(5)             Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck                 58,000                          98,500              $50,001 - $100,000     $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Richard G. Newman                 64,500                         118,600                Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Olin C. Robison                   66,000(5)                      107,500(5)             Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
William J. Spencer                75,000(5)                       75,000(5)             Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------

6 The Investment Company of America

                        COMPENSATION AND FUND OWNERSHIP


                                                      AGGREGATE COMPENSATION
                                                          (INCLUDING
                                                      VOLUNTARILY DEFERRED
                                                       COMPENSATION(2))
                                                      FROM ALL FUNDS MANAGED BY
                      AGGREGATE COMPENSATION(1)            CAPITAL
                      (INCLUDING VOLUNTARILY          RESEARCH AND MANAGEMENT                             AGGREGATE DOLLAR RANGE(4)
                           DEFERRED                        COMPANY                     DOLLAR RANGE(4)     OF SHARES OWNED IN ALL
                      COMPENSATION(2)) FROM THE       OR ITS AFFILIATES(3) DURING       OF FUND SHARES    FUNDS WITHIN THE AMERICAN
                      FUND DURING FISCAL YEAR ENDED         FISCAL                       OWNED AS OF          FUNDS OVERSEEN BY
NAME                  DECEMBER 31, 2001               YEAR ENDED DECEMBER 31, 2001      JUNE 10, 2002             DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(7)
Paul G. Haaga, Jr.
(nominee)                           None(8)                         None(8)             Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
James B. Lovelace                   None(8)                         None(8)           $10,001 - $50,000         Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Donald D. O'Neal                    None(8)                         None(8)             Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
James F. Rothenberg                 None(8)                         None(8)             Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
R. Michael Shanahan                 None(8)                         None(8)             Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) During the 2001 fiscal year, each "non-interested Director was paid an annual fee of $46,000 plus $2,000 for each Board of Directors meeting attended and $1,000 for each meeting attended as a member of a committee of the Board.
(2) Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors.
(3) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(4) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(5) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Louise H. Bryson ($119,800), Claudio X. Gonzalez Laporte ($15,100), John G. McDonald ($679,100), Olin C. Robison ($122,300) and William J. Spencer ($372,000).
     Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
(6) Leonard R. Fuller is a nominee for election as a Director of the fund and, therefore, has not received any compensation. Claudio X. Gonzalez Laporte was elected a Director effective October 11, 2001 and, therefore, received only a portion of the annual compensation paid to Directors during the 2001 fiscal year.
(7) "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(8) No compensation is paid by the fund to any Director who is affiliated with the Investment Adviser.

                                             The Investment Company of America 7

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin Robison, and William J. Spencer. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald, and Olin Robison. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

The fund has a Contracts Committee comprised of all directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and service agreement, principal underwriting agreements and the plans of distribution under rule 12b-1 that the fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman, Donald D. O'Neal and William J. Spencer. The Committee's functions include reviewing and voting portfolio proxies of the fund and discussing related current issues.

There were five Board of Directors, two Audit Committee, five Nominating Committee, one Contracts Committee and five Proxy Committee meetings during the year ended December 31, 2001. All incumbent directors attended 80% of all Board meetings and meetings of the committees of which they were members.

8 The Investment Company of America

                                 OTHER OFFICERS


NAME                                                                                                    OFFICER
(POSITION WITH FUND)                                                                                    CONTINUOUSLY
AND AGE                                                          PRINCIPAL OCCUPATION(1)                SINCE(2)
---------------------------------------------------------------------------------------------------------------------
Gregg E. Ireland                                    Senior Vice President, Capital Research and             1994
(Senior Vice President)                             Management Company
52
---------------------------------------------------------------------------------------------------------------------
Joyce E. Gordon                                     Senior Vice President, Capital Research Company(3)      1998
(Vice President)
45
---------------------------------------------------------------------------------------------------------------------
Anne M. Llewellyn                                   Associate, Capital Research and Management Company      1984
(Vice President)
54
---------------------------------------------------------------------------------------------------------------------
Vincent P. Corti                                    Vice President - Fund Business Management Group,        1994
(Secretary)                                         Capital Research and Management Company
45
---------------------------------------------------------------------------------------------------------------------
Thomas M. Rowland                                   Senior Vice President, Capital Research and             1998
(Treasurer)                                         Management Company; Director, American Funds
60                                                  Service Company(3)
---------------------------------------------------------------------------------------------------------------------
R. Marcia Gould                                     Vice President - Fund Business Management Group,        1993
(Assistant Treasurer)                               Capital Research and Management Company
47
---------------------------------------------------------------------------------------------------------------------
Anthony W. Hynes, Jr.                               Vice President - Fund Business Management Group,        1998
(Assistant Treasurer)                               Capital Research and Management Company
39
---------------------------------------------------------------------------------------------------------------------

(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.
(2) Officers hold office until their respective successors are elected, or until they resign or are removed.
(3)  Company affiliated with Capital Research and Management Company.

No officer, director or employee of the Investment Adviser receives any remuneration from the fund. All directors and officers as a group owned beneficially fewer than 1% of the fund's shares outstanding on June 10, 2002.

                                             The Investment Company of America 9

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to act as independent accountants for the fund for the fiscal year ending December 31, 2002. PwC has served as the fund's independent accountants since the fund's inception. No representative of PwC is expected to attend the meeting of shareholders.

The Audit Committee of the Board of Directors of the fund has discussed with PwC representatives the independence of PwC from the fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission rules require the disclosure of professional fees for audit and non-audit services billed to the fund, the investment adviser and affiliates of the investment adviser providing services to the fund (together, "Covered Entities"), during the fund's fiscal year ended
December 31, 2001, as follows:

AUDIT FEES: Aggregate fees billed by PwC for professional services rendered for the audit of the fund's annual financial statements during the period were $79,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC did not render any professional services relating to financial information systems design and implementation to Covered Entities during the period.

ALL OTHER FEES: PwC's billings for tax services rendered to the fund during the period were $6,000. Aggregate fees billed by PwC for all other professional services rendered to Covered Entities during the period were $10,107,000. These fees relate to assistance with two ongoing information technology projects (managed by an affiliate of the investment adviser) supporting human resource administration and customer relations for entities other than the fund.

The amounts shown above do not include amounts paid for audit and non-audit services (including tax services) rendered to other mutual funds within the American Funds. Billings for these services during the fund's fiscal year ended December 31, 2001 totaled $907,000.

PwC renders audit and audit related services on a global basis to certain affiliates of the investment adviser's parent company. Aggregate billings for these services totaled approximately $250,000 during the fund's fiscal year ended December 31, 2001.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

10 The Investment Company of America

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the fund and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the fund, at the fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

                                            The Investment Company of America 11

GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the fund. The fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

You may obtain a copy of the fund's most recent annual report and semi-annual report without charge, by writing to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 17, 2002

12 The Investment Company of America
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[AMERICAN FUNDS LOGO]

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--------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International  Capital
                        Guardian  Capital Bank and Trust







PROXY CARD        THE INVESTMENT COMPANY OF AMERICA       PROXY CARD


          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2002

The undersigned hereby appoints Vincent P. Corti, and Gregg E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday, August 8, 2002 at 9:15 a.m., on all matters coming before the meeting.

PLEASE EXECUTE, SIGN AND RETURN THIS PROXY. WHEN PROPERLY EXECUTED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET:  HTTP://VOTE.PROXY-DIRECT.COM
VOTE VIA TELEPHONE:  1-800-597-7836
CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature
Signature of joint owner, if any
Date


                                   IMPORTANT
SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
     FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.


                     THE  INVESTMENT  COMPANY  OF  AMERICA
   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.   EXAMPLE: ( )

    FOR
  FOR WITHHOLD ALL

1. ELECTION OF DIRECTORS:
                                                     FOR
               FOR              WITHHOLD             ALL
               ALL              ALL                  EXCEPT
               ( )              ( )                  ( )


01     Ms. Louise H. Bryson             09     Ms. Bailey Morris-Eck

02     Ms. Mary Anne Dolan              10     Mr. Richard G. Newman

03     Mr. Martin Fenton                11     Mr. Donald D. O'Neal

04     Mr. Leonard R. Fuller            12     Dr. Olin C. Robison

05     Mr. Claudio Gonzalez Laporte     13     Mr. James F. Rothenberg

06     Mr. Paul G. Haaga, Jr.           14     Mr. R. Michael Shanahan

07     Mr. James B. Lovelace            15     Dr. William J. Spencer

08     Prof. John G. McDonald

 To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.




2.      RATIFICATION OF THE SELECTION OF                         FOR             AGAINST         ABSTAIN
        PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT                ( )             ( )             ( )
        ACCOUNTANT:


In their discretion, upon other matters as may properly come before the meeting.

                                  IMPORTANT
SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
        FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

            PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING